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                                                                    Exhibit 10.4

                          ONE LIBERTY PROPERTIES, INC.

                             1989 STOCK OPTION PLAN

         1. Purpose. The purpose of the 1989 Stock Option Plan of One Liberty Properties, Inc. (the "Company") is to provide incentive to officers, directors and key employees of the Company and to attract to the Company individuals of experience and ability.

         2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, together with any applicable amendments.

                  (c) "Common Stock" shall mean the Common Stock, $1.00 par value of the Company.

                  (d) "Company" shall mean One Liberty Properties, Inc., a corporation organized under the laws of the State of Maryland and any of its Subsidiaries.

                  (e) "Controlled Entities" shall mean any entity (corporation, partnership or other business organization) in which the officer, director or Employee is a controlling person; i.e., the officer, director or Employee has the power, direct or indirect, to direct or cause the direction of the management and policies of the entity either through the ownership of voting securities, by contract or otherwise.

                  (f) "Disability" shall mean the condition of an officer, director or Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  (g) "Employee" shall mean an individual (who may be an officer or a director who does not devote full time to the affairs of the Company employed by the Company (within the meaning of Code section 3401 and the regulations thereunder).

                  (h) "Exercise Price" shall mean the price per Share, determined by the Board (or a committee selected pursuant to Section 4 of the
Plan), at which an Option may be exercised.
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                  (i)      "Fair Market Value" of a Share as of a specified date
shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board (or a committee selected pursuant to Section 4 of the Plan). In no case shall Fair Market Value be less than the par value of a Share.

                  (j) "Incentive Stock Option" shall mean an Option described in Code section 422A(b).

                  (k) "Nonstatutory Stock Option" shall mean an Option not described in Code sections 422(b), 422A(b), 423(b) or 424(b).

                  (1) "Option" shall mean a stock option granted pursuant to the Plan.

                  (m) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

                  (n) "Optionee" shall mean an officer, director or Employee to whom an Option has been granted.

                  (o) "Plan" shall mean this One Liberty Properties, Inc. 1989 Stock Option Plan.

                  (p) "Retirement" shall mean the voluntary termination by an Employee of employment with the Company, provided that on the effective date of Retirement the Employee shall have attained 62 years of age.

                  (q) "Share" shall mean one share of Common Stock adjusted in accordance with Section 10 of the Plan (if applicable).

                  (r) "Subsidiary" shall mean those subsidiaries of the Company as defined in section 425(f) of the Code.

         3. Effective Date. The Plan was approved by the Board effective October 16, 1989 and must be approved by shareholders on or before October 15, 1990.
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         4.       Administration. The Plan shall be administered by the Board or at the discretion of the Board by a committee of three directors not employed by the Company. Members of the committee shall be eligible to receive Option grants under the Plan, but Options granted to any member of the committee shall be granted only by action of the full Board. The Board or the committee, as appropriate, shall from time to time make determinations with respect to officers, directors or Employees who shall be granted Options, the number of Shares to be optioned to each and the designation, in accordance with the terms of the Plan, as Incentive Stock Options or Nonstatutory Stock Options. The interpretation and construction by the Board or the committee, as appropriate, of any provisions of the Plan or of any Option granted hereunder shall be binding and conclusive on all Optionees and on their legal representatives and beneficiaries.

         5. ELIGIBILITY. Optionees shall be such officers, directors or Employees of the Company who perform services of importance to the management, operation and development of the business of the Company as the Board or the committee, as appropriate, shall select, but subject to the terms and conditions set forth below.

                  No Employee who, at the time of the grant of an Option, would own (or have options to acquire) more than ten percent (l0%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries (a 10% shareholder) is eligible to receive the grant of an Incentive Stock Option pursuant to the Plan. However, an Employee who is a 10% shareholder is eligible to receive the grant of an Incentive Stock Option pursuant to the Plan if

                  (a) the Exercise Price of the Incentive Stock Option is at least 110% of the Fair Market Value of a Share on the date of grant, and

                  (b) the Incentive Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date it is granted.

         No officer or director who is not an Employee of the Trust is eligible to receive the grant of an Incentive Stock Option pursuant to the Plan.

         6. Stock. (a) The stock subject to Options granted under the Plan shall be the Company's authorized but unissued or reacquired shares of Common Stock. The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed 225,000. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares
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remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

                  (b) (1) Shares acquired pursuant to the exercise of Nonstatutory Stock Options granted under the Plan will be forfeited to the Company within the meaning of Code Section 83(c)(1) at the Optionee's exercise price if the Optionee does not continue in the Company's employ or if a non-employee director or officer does not continue to render services to the Company for any reason (other than death or Retirement as defined in Section 2(p) of the Plan) for a two year period of time beginning on the date the option is exercised.

                           (2)      Any Shares so acquired may not be
transferred (other than by will or by the laws of descent and distribution) during this two year period of time other than to a Controlled Entity which would succeed to the forfeiture provisions described in Section 6(b)(1) hereof.

                  (c) The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 10 hereof.

         7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Board or the committee, as appropriate, shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

                  (a) Date of Grant. Each Option shall specify its effective date (the "date of grant"), which shall be the date specified by the Board or the committee in its action relating to the grant of the Option.

                  (b) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                  (c) Exercise Price. Each Option shall state the Exercise Price, which price, with respect to Incentive Stock Options, shall not be less than the Fair Market Value of a Beneficial Share on the date of grant. In the case of a Nonstatutory Stock Option, the Exercise Price may be any amount determined by the Board or the committee, but not less than the par value of the shares subject to the Option.

                  (d)      Exercise of Options and Medium and Time of
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Payment. To exercise an Option, the Optionee shall give written notice to the
Company specifying the number of shares to be purchased and accompanied by payment for the full Purchase Price therefor. No Share shall be issued until full payment therefor has been made. Payment for Shares shall be in cash or by certified check or surrender of stock certificates representing like shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the number of Shares with respect to which such option is exercised multiplied by the Exercise Price per share, or a combination of cash and surrender of stock certificate representing like shares, the cash and the shares having an aggregate value equal to the number of Shares with respect to which such Option is exercised multiplied by the Exercise Price per share; provided the Board or the committee may impose whatever restrictions it deems necessary or desirable with respect to payment, in whole or in part, for Shares by the surrender of stock certificates representing like shares of the Company.

                  (e) Term and Exercise of Options; Nontransferability of Options. Each Option shall state the time or times when it becomes exercisable. Options granted under the Plan may be of such duration as shall be determined by the Board of Directors or the committee, as appropriate, but no Option shall be exercisable after the expiration of ten years (five years in the case of a 10% shareholder) from the date it is granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                  (f) Termination of Employment Except Death. In the case of an Incentive Stock Option, if an Optionee shall cease to be employed by the Trust for any reason other than his or her death, such Optionee shall have the right to exercise the Option at any time within thirty (30) days after such termination of employment (six (6) months if termination was due to Disability or Retirement), to the extent that, on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised.

         In the case of a Nonstatutory Stock Option, the termination of employment or relationship with the Company as an officer or director, except by death, Disability or Retirement shall extinguish the Optionee's right to exercise such option effective thirty (30) days after the date of termination but the right to exercise shall be limited to the number of Shares Optionee had the right to exercise on
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the date of termination. The Optionee, if an Employee, upon Disability or
Retirement shall have the right to exercise the Option at any time within six
(6) months of termination to the extent that on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and such Option had not previously been exercised.

         For this purpose, the employment relationship will be treated as continuing intact while the Optionee is on sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board or the committee, in accordance with rules and regulations construing Code section 422A(a) (2)). Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         Anything herein to the contrary notwithstanding, if termination of employment or provision of services is for cause (as determined by the Board of Directors in its discretion) any Option will terminate effective upon notice of termination.

                  (g) Death of Optionee. If the Optionee shall die while in the employ of or providing services to, the Company and shall not have fully exercised the Option, an Option may be exercised at any time within six (6) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance to the extent that, on the day preceding the date of death, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised.

                  (h) Rights as a Shareholder. An Optionee or a transferee of an Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

                  (i) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew outstanding Options granted under the Plan, or accept
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the exchange of outstanding Options (to the extent not theretofore exercised)
for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                  (j) Other Provisions. The option agreements authorized under the Plan shall contain such provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Board or the committee, as appropriate, shall deem advisable.

         8.       Limitation on Annual Awards.

                  The aggregate Fair Market Value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan and all other plans maintained by the Trust may not exceed $100,000.

         9. Term of Plan. Options may be granted pursuant to the Plan until the termination of the Plan on October 15, 1999.

         10. Recapitalization. Subject to any required action by the shareholders, the number of Shares covered by this Plan as provided in Section 6, the number of Shares covered by each outstanding Option, and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, stock split, or the payment of a stock dividend.

         Subject to any required action by the shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate, provided that each Optionee in such event, shall have the right immediately prior to such dissolution or liquidation to exercise the Option in whole.

         In the event of a change in Shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without a par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of the Plan.
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         To the extent that the foregoing adjustments relate to stock or securities to the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         Except as hereinbefore expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision, or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

         The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         11. Effect of Change in Control or Tender Offer. (a) Each Stock Option Agreement entered into pursuant to the Plan shall provide that options granted under the Plan shall be exercisable in full, at the option of the Optionee, for a period of thirty (30) days (i) following the date of a Change in Control of the Company or (ii) commencing on the date of approval by the Company's shareholders of an agreement providing for a merger in which the Company will not remain an independent, publicly-owned entity, or a consolidation, or a sale or other disposition of all or substantially all the assets of the Company, provided that the foregoing shall not extend the term of any Option. A Change in Control shall be deemed to occur if (i) any person, including a "group", as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who was not previously such an owner, becomes a beneficial owner of Shares entitled to cast twenty percent (20%) or more of the total number of votes for the election of the Board; or (ii) as a result of, or in connection with, a merger or other business combination, sale of assets, cash tender or exchange offer, or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before the transaction ("Existing Board") cease to constitute a majority of the Board of the Company or any successor entity.

(b) A tender offer or exchange offer for Shares which results in a Change in Control shall be deemed to constitute
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a Tender Offer.

(c) All Options outstanding at the end of the period specified in subsection (a) shall be surrendered to the Secretary of the Company for cancellation in exchange for a settlement payment. The amount paid in settlement for the surrender and cancellation of each Option shall be the higher of:

                  (i) the excess of the Fair Market Value of the Shares subject to the Option (regardless of exercisability) at the end of the period specified in subsection (a) over the Exercise Price; or

                  (ii) the excess of the "Offer Price per Share" (as hereinafter defined), if any, of the Shares subject to the Option (regardless of exercisability) over the Exercise Price.

         As used in subparagraph (ii) above, the term "Offer Price per Share" shall mean the highest price per Share payable in any Tender Offer which was in effect at any time during the period beginning sixty (60) days prior to the date on which such Option was surrendered. Any securities or other property which are part of the consideration paid for Shares in a Tender Offer shall be valued in determining the Offer Price per Share at the valuation placed on such securities or property by the corporation, person or other entity making the Tender Offer.

(d) The Existing Board at any time may exempt from the operation of subsections (a) and (c) any outstanding Option selected by the Existing Board or may exempt all outstanding Options. No exemption shall, however, be effective after a Change of Control or after payment or delivery of Shares have been made in settlement of a surrendered Option.

(e) The Existing Board shall have sole discretion to determine whether settlement payments shall be made wholly in cash, wholly in shares or by a combination of cash and shares. In the event no action is taken by the Board to determine the method of payment, the amount due shall be paid in cash.

(f) Notwithstanding subsections (a) and (c), Options granted to an Optionee subject to Section 16(b) of the Securities Exchange Act of 1934 shall not be exercised or surrendered for cancellation earlier than the expiration of six (6) months from the date of grant in the event of a Change in Control or Tender Offer, except that such limitation shall not apply in the event of death or Disability of such Optionee occurring prior to the expiration of such six-month period.
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         12.      Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until the Company has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Shares are listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

         13. Amendment of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders, no such revision or amendment shall:

         (a)      Increase the number of Shares subject to the plan; or

         (b) Change the designation in Section 5 of the Plan of the persons eligible to receive options.

         (c)      amend this Section 13 to defeat its purpose.

         14. Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to the exercise of an Option will be used for general corporate purposes.


         15. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         16. Withholding Taxes. The Company's obligation to deliver Shares or make any payment upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. Accordingly, the Company may at its option either (i) reduce the number of shares otherwise issuable, or (ii) require reimbursement from the holder equal to the withholding applicable under federal, state, and local income tax laws and regulations.